FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

This First Amendment dated as of July 30, 2024 to the Third Amended and Restated Credit Agreement dated as of March 1, 2024 (“Amendment”), is made by and among HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Agent”), the Lenders (as defined in the Credit Agreement, as defined below), and ALLIENT INC. (“Allient Inc.”) and ALLIED MOTION TECHNOLOGIES B.V. (“Allied B.V.” and collectively with Allient Inc., the “Borrowers”).

Statement of the Premises

The Agent, the Lenders, the Borrowers, and HSBC Bank USA, National Association, Wells Fargo Bank, National Association, TD Bank, N.A. and PNC Capital Markets LLC as joint lead arrangers and Citibank, N.A. as syndication agent, have previously entered into a Third Amended and Restated Credit Agreement dated as of March 1, 2024 (as so amended, the “Credit Agreement”).  All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Credit Agreement after giving effect to this Amendment.

The Agent, the Lenders and the Borrowers have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrowers, the parties hereto agree as follows:

1.Conditions Precedent to this Amendment.  This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:
1.1Amendment Documentation.  The Agent shall have received an original of this Amendment and the Intercreditor Agreement executed by, among others, the Borrowers and the Lenders.
1.2No Default.  As of the date hereof, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
1.3Dutch Authorization.  The Agent shall have received, for each Dutch Loan Party (a) a copy of a resolution of the board of managing directors of such Dutch Loan Party: (i)  approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party; (ii)  if applicable, authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf; and (iii)  if applicable, authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party; (b)  if applicable, a copy of the resolution of the board of supervisory directors of such Dutch Loan Party approving the resolutions of the board of managing directors referred to under (a) of this paragraph 1.3; and (c)  if applicable, a copy of the resolution of the shareholder(s) of each Dutch Loan Party approving the resolutions of the board of managing directors referred to under (b) of this paragraph 1.3;
1.4German Authorization. The Agent shall have received, in relation to Heidrive GmbH, electronic copies of (a) a resolution signed by all the holders of the issued shares in Heidrive GmbH and/or if applicable, a copy of a resolution of the supervisory board (Aufsichtsrat) and/or advisory board (Beirat) of Heidrive GmbH (i) approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute, deliver and perform the Loan Documents to which it is a party; (ii) if applicable, authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf; and (iii) if applicable, authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party; and (b) a certificate of an authorised signatory of Heidrive GmbH, containing up-to-date electronic copies of (i) its commercial register extract (Handelsregisterauszug); (ii) its articles of association (Satzung); (iii) its list of shareholders (Gesellschafterliste); and (iv) a specimen of the signature of each person authorised in accordance with applicable law to act for Heidrive GmbH in relation to the Loan Documents and certifying that each copy document relating to it specified in this Clause 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.
1.5German Security Agreements. The Agent shall have received, in relation to Heidrive GmbH, electronic copies of (a) the German law governed security agreements over (i) its bank accounts; (ii) its receivables; (iii) its IP rights; and (iv) its movable fixed assets (bewegliches Anlagevermögen) and current assets (Umlaufvermögen); and (b) the US law governed guaranty and indemnity agreement.
1.6Dutch Security Agreements.  The Agent shall have received (a) in relation to Allied B.V., an electronic copy of a Dutch law governed deed of pledge of over all shares of Allied B.V. executed by the Company; (b) with respect to Dordrecht, an electronic copy of a Dutch law governed deed of pledge of over all shares of Dordrecht executed by Allied B.V. and a US law governed guaranty and indemnity agreement executed by Dordrecht and (c) with respect to Allied B.V. and Dordrecht, an electronic copy of a Dutch law governed omnibus deed of pledge of assets.
1.7Reserved.
1.8Swedish Authorization.  The Agent shall have received in relation to Allied Motion Stockholm AB, electronic copies of (a) a resolution of the board members of Allied Motion Stockholm AB (i) approving the terms of, and the transactions contemplated by, the Loan Documents to which it is or is to be a party and resolving that it execute, deliver and perform the Loan Documents to which it is or is to be a party, and any prior action taken by it in relation to the Loan Documents; (ii) authorizing a specified person or persons to sign and execute the Loan Documents to which it is or is to be a party on its behalf; (iii) authorizing a specified person or persons, on its behalf, to negotiate, sign and/or dispatch all further documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is or is to be a party; (b) a certificate of an authorized signatory of Allied Motion Stockholm AB, containing up-to-date electronic copies of (i) its commercial register extract (Sw. registreringsbevis); (ii) its articles of association (Sw. bolagsordning); and (iii) a specimen of the signature of each person authorized by the resolution of the board members referred to in 1.7 (a) and certifying that each copy document relating to it is correct, complete and in full force and effect and has not been amended as at a date no earlier than the date of this Agreement
1.9Swedish Security Agreements.  The Agent shall have received, in relation to Allied Motion Stockholm AB, electronic copies of the Swedish law governed security agreements over (i) all shares in Allied Motion Stockholm AB; (ii) its bank accounts; (iii) its receivables in relation to customers (Sw. kundfordringar), and (iv) a new corporate mortgage certificate.
1.10Opinions.

(a)The Agent shall have received opinions of counsel to each of the Loan Parties organized in Colorado, The Netherlands, Germanay and Portugal, and opinions of counsel to the Agent with respect to the Loan Parties organized in The Netherlands and Sweden, addressed to the Agent and each Lender, as to the matters concerning the Loan Parties and this Agreement as the Agent may reasonably request.

(b)Notwithstanding the foregoing, the liability of Peters, Schönberger & Partner ("PS&P"), German special counsel for the Obligors, in connection with the opinion letter given by it in connection with this Amendment and the First Amendment to Note Purchase Agreement dated on or about the date hereof (the "German Law Opinion") shall be limited to an overall amount of EUR 10,000,000 in the aggregate, and neither the Administrative Agent nor the Lenders shall either solely or jointly, together with the Note Purchasers and PGIM (each within the meaning of the First Amendment to the Note Purchase Agreement) or their respective successors, be entitled to claim that PS&P is liable with respect to the German Law Opinion for more than the aforesaid amount. This Section 1.10(b) is for the direct benefit of PS&P in accordance with section 328 of the German Civil Code (BGB) and shall neither be amended nor cancelled without the prior written consent of PS&P.

1.11Works Council Advice.  The Agent shall have received with respect to each Dutch Loan Party to the extent applicable, a copy of (i) the request for advice from each works council, or central or European works council with jurisdiction over the transactions contemplated by this Agreement and (ii) the unconditional positive advice from such works council; and
1.12Representations and Warranties.  The representations and warranties contained in the Credit Agreement shall, after giving effect to this Amendment, be true, correct and complete as of the date hereof as though made on such date.
2.Amendments.  The Credit Agreement is hereby amended as follows:
2.1Section 1.01 (entitled “Defined Terms”) is amended by deleting the present definitions of the terms set forth below and replacing them in their entirety with the following definitions:

“Allied BV Security Deed” means the Deed of Pledge of Shares dated as of July 30, 2023from the Company to the Collateral Agent, as the same may be amended or supplemented from time to time.

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor and Collateral Agency Agreement dated as of July 30, 2024 among the Administrative Agent, the Initial Noteholders (as defined therein), each other Noteholder (as defined therein) that becomes a party thereto, each Lender (as defined therein), each other Creditor (as defined therein) that becomes a party thereto, and the Collateral Agent, as the same may be amended, restated, modified or supplemented from time to time.

“Patent Agreement” means any grant of security interest in patents, made by any Loan Party in favor of the Collateral Agent, or any of its predecessors, including, without limitation that certain Amended and Restated Patent and Trademark Security Agreement, dated of even date herewith, from certain Loan Parties to the Collateral Agent, as the same may be amended or supplemented from time to time.

“Pledge Agreements” means the pledge agreements, between a Loan Party and the Collateral Agent, pursuant to which any Loan Party pledges any stock, other equity interests or intercompany notes held by it, including, without limitation those certain pledge security agreements dated as of even date herewith, by certain of the Loan Parties to the Collateral Agent, as amended, restated, replaced or assigned from time to time.

“Sanction(s)” means, any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Trademark Agreement” means any grant of security interest in trademarks, made by any Loan Party in favor of the Collateral Agent or any of its predecessors, including without limitation that certain Amended and Restated Patent and Trademark Security Agreement, dated of even date herewith as of March 1, 2024 from the Company, Globe Inc., TCI, Thingap and Spectrum to the Collateral Agent, as the same may be amended or supplemented from time to time.

2.2The following is added as a new Section 1.12 (entitled “Swedish Terms”):

1.12Swedish Terms.

(a)In this Agreement, where it relates to an entity incorporated or organized under the laws of Sweden, a reference to:

(i)its “organizational documents” include its articles of association and the certificate of registration issued by the Swedish Companies Registration Office (Sw. Bolagsverket), as in force from time to time;

(ii)a “composition”, “compromise”, “assignment” or “arrangement” with any class of creditors includes (A) any write-down of debt (Sw.

skuldnedskrivning) following from any procedure of “företagsrekonstruktion” under the Swedish Act on Company Restructuring (Sw. Lag om företagsrekonstruktion (2022:964)), or (B) any write-down of debt in bankruptcy (Sw. ackord i konkurs) under the Swedish Insolvency Act (Sw. Konkurslag (1987:672));

(iii)“compulsory manager”, “administrative receiver”, “administrator” or “liquidator” includes (A) “rekonstruktör” under the Swedish Act on Company restructuring, (B) “konkursförvaltare” under the Swedish Insolvency Act, or (C) “likvidator” under the Swedish Companies Act (Sw. aktiebolagslag (2005:551));

(iv)“gross negligence” means “grov vårdslöshet” under Swedish law;

(v)a “guarantee” includes any “garanti” under Swedish law which is independent from the debt to which it relates and any “borgen” under Swedish law which is accessory to or dependent on the debt to which it relates;

(vi)“merger” includes any “fusion” implemented in accordance with Chapter 23 of the Swedish Companies Act;

(vii)a “reorganisation” or “demerger” includes any contribution of part of its business in consideration of shares (apport) and any demerger (delning) implemented in accordance with Chapter 24 of the Swedish Companies Act;

(viii)a “winding up”, “liquidation”, “administration” or “dissolution” includes a “frivillig likvidation” or a “tvångslikvidation” under Chapter 25 of the Swedish Companies Act; and

(ix)an “insolvency event” includes that such member of the Group is the subject of a “konkurs” under the Swedish Bankruptcy Act, a “företagsrekonstruktion” under the Swedish Reorganisation Act or a “tvångslikvidation” under Chapter 25, Section 10 of the Swedish Companies Act.

(b)Each transfer and/or assignment by a Lender shall include a proportionate part of the security interests granted under the relevant Security Document governed by Swedish law, together with a proportionate interest in the relevant Security Document governed by Swedish law.

(c)Any security granted under a Security Document governed by Swedish law will be granted to the Secured Parties represented by the Collateral Agent.

(d)Notwithstanding any other provisions in this Agreement or in any other Loan Document except for paragraph (e) below, the release of any perfected security interest under the Security Documents governed by Swedish law (or any security interest under the Security Documents purported or required to be perfected in accordance with Swedish law in accordance with the relevant Security Documents) (a “Swedish Perfected Security Interest”) shall always be subject to the prior written consent of the Collateral Agent. Each Secured Party hereby authorizes the Collateral Agent to give consent promptly on its behalf where such release or disposal is not prohibited under the terms of the Loan Documents, without notification or further reference to the Secured Parties, but subject to the terms of the Intercreditor Agreement.

(e)Notwithstanding paragraph (d) above, if a disposal of assets subject to a Swedish Perfected Security Interest is made to a third party on arm’s length terms at market value then the release of such Swedish Perfected Security Interest shall not require the consent of the Collateral Agent, provided that such disposal is not prohibited under the Loan Documents, the disposal is for cash and all proceeds are paid directly by that third party to Collateral Agent and all net proceeds of such disposal are immediately applied towards either prepayment of the Obligations (as defined in the Intercreditor Agreement) in accordance with the terms thereof or deposited in a pledged account as Collateral (as defined in the Intercreditor Agreement). This paragraph (e) and the paragraph (d) above shall supersede any conflicting provision in this Agreement or the other Loan Documents.

(f)Any merger in respect of an entity which will be absorbed and the shares of which is being subject to a security under the Security Documents governed by Swedish law, other than a merger where the shares in the surviving entity are subject to a security under the Security Documents governed by Swedish law, shall always be subject to the prior written consent of the Collateral Agent. Each Secured Party hereby authorizes the Collateral Agent to give consent promptly on its behalf where such merger is not prohibited under the terms of the Loan Documents, without notification or further reference to the Secured Parties.

2.3Section 2.12 (entitled “Collateral Security”) is amended and restated as follows:

2.12Collateral Security.  Subject to Section 6.12, the Obligations shall be secured by a perfected first priority security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable law) in the following property of the Loan Parties, whether now owned or hereafter acquired, (i) all personal property of each Loan Party, provided that (A) Allied AB shall not be required to pledge its personal property if such pledge would give rise to Swedish stamp tax of 1% or more of the face value of such pledge and shall not be required to pledge assets other than bank accounts, receivables in relation to customers (Sw. kundfordringar) and existing corporate mortgage certificates or replacements thereof (Sw. befintliga foretagsinteckningsbrev) and (B) Globe Lda shall not be required to pledge its personal property until the occurrence of an Event of Default, (ii) all Equity Interests of all Subsidiaries of each Loan Party, provided that (A) no Loan Party shall be required to pledge its Equity Interests in a Non-Material Subsidiary, (B) Allied B.V. shall not be required to pledge its Equity Interests in Heidrive pursuant to a share pledge agreement governed by German law if the notary fees for the notarization of such pledge agreement by a German public notary would exceed EUR 35,000, (C) the Loan Parties shall not be required to pledge their Equity Interests in Globe Lda until the occurrence of an Event of Default, and (iii) all proceeds an products of the property and assets described in (i) and (ii) above..

2.4Section 6.12 (entitled “Additional Guarantors and Pledgors”) is amended and restated as follows:

6.12   Additional Guarantors and Pledgors.  Notify the Administrative Agent at the time that any Person becomes a Subsidiary (other than a Non-Material Subsidiary) or any Subsidiary that was a Non-Material Subsidiary ceases to be a Non-Material Subsidiary and promptly thereafter (and in any event within 30 days in the case of a new Subsidiary that is not a Non-Material Subsidiary, and 45 days after the end of the quarter during which a Non-Material Subsidiary ceases to be a Non-Material Subsidiary), (a) cause such Person (unless such person is a Foreign Subsidiary of Allied B.V. and (A) executing a Guaranty would result in a mutually adverse tax consequence to the Loan Parties, taken as a whole, or (B) is prohibited under local solvency or similar restrictions) to (i) guaranty all Obligations by executing and delivering to the Administrative Agent a Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) secure all of its Obligations as described in, but only to the extent required by, Section 2.12 by providing the Collateral Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable law) on its assets and by executing a security agreement and such other documents as the Administrative Agent shall deem appropriate for such purpose and (iii) accede to and join as a party to this Agreement and the Intercreditor Agreement, (b) the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations; and (c) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (a) and (b)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

2.5Article VI is amended by adding the following Section 6.15:

6.15   Swedish Share Certificates; Swedish Business Certificates.  Allied Motion Stockholm AB shall promptly, on the date hereof, make an initial filing to initiate the cancellation procedure with respect to the current share certificates (share certificates representing the shares no 1 – 40,000 and 40,001 – 70,000, respectively) and current corporate mortgage certificates (reference no. 19910315.305.01, 20011108.148.01A, 20011108.148.01B, 20060224.90.01, 20090116.60.1) with respect to Allied Motion Stockholm AB, and shall use commercially reasonable to promptly complete such procedures.  Once each such procedure is completed and a replacement certificate has been issued and delivered to Allied Motion Stockholm

AB, Allied Motion Stockholm AB shall, within three (3) Business Days after such replacement certificate is issued, deliver such certificate to the Collateral Agent.

2.6Article VI is further amended by adding the following Section 6.16:

6.16   Portuguese Security Agreements.  Immediately upon the occurrence of an Event of Default, the Loan Parties shall deliver to the Agent a Portuguese law governed pledge agreement over (a) all of business assets and equipment of Globe Lda and (b) all shares in Globe Lda, and shall pay all applicable stamp tax and duty payable in connection therewith.

2.7Section 7.01 (entitled “Liens”) is amended to add the following sentence at the end thereof:

“Without limiting the foregoing, Allied B.V. shall not, directly or indirectly, pledge or create, incur, assume or suffer to exist any Lien on any shares of Heidrive or Globe Lda, and Globe Lda. shall not, directly or indirectly, pledge, or create, incur, or assume to suffer or exist any Lien on any of its assets.”

2.8The following is added as a new Section 7.20 (entitled “Ohio Leased Locations”):

7.20  Ohio Leased Locations.  Permit the value of its assets located at 1944 Troy Street, Dayton, Ohio or 1960 Troy Street, Dayton, Ohio at any time to exceed $1,000,000 for either location individually or $2,000,000 in the aggregate for both locations taken together.

2.9Section 9.01 (entitled “Appointment and Authority”) is amended so that the last sentence of subsection (a) thereof is deleted.
2.10Section 10.06 (entitled “Successors and Assigns”) is amended so that subsection (b)(i)(B) thereof is replaced as follows:

(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000; provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.  Until the interpretation of the term “public” (as referred to in Article 4.1(1) of the CRR) has been published by the competent authority, the share of a Lender in any Loan requested by Allied B.V. and, consequently, the amount transferred by one Lender to another Lender in relation to a Loan to Allied B.V. should be at least EUR 100,000 (or the foreign currency equivalent thereof) and as soon as the interpretation of the term “public” has been published by the competent authority, the Lender to which the assignment is made may not be considered to be part of the public on the basis of such interpretation.

2.11Section 10.26 (entitled “Intercreditor Agreement”) is amended so that subsections (b) and (c) thereof are deleted and replaced with “Reserved”.
2.12Schedule 10.02 (entitled “Administrative Agent’s Office; Certain Addresses for Notices”) is amended so that notices to the Administrative Agent or the L/C Issuer are to be addressed as follows:

If to the Administrative Agent or the L/C Issuer:

HSBC Bank USA, National Association

66 Hudson Boulevard East

New York, New York 10001

Attention: Ershad Sattar

Email: ctlany.loanagency@us.hsbc.com

with a copy (which will not constitute notice) to:

Phillips Lytle LLP

One Canalside

125 Main Street

Buffalo, NY 14203-2887

Attention: Deborah A. Doxey, Esq.

Email: ddoxey@phillipslytle.com

Facsimile: 716-852-6100

3.Reaffirmations.
(a)The Borrowers hereby acknowledge and reaffirm the execution and delivery of the Security Documents to which they are parties and agree that such Security Documents shall continue in full force and effect and continue to secure the Obligations, including all indebtedness of the Borrowers to the Agent, the Lenders and the L/C Issuer arising under or in connection with the Credit Agreement, as amended hereby, and any renewal, extension or modification thereof.
(b)By signing the acknowledgment below, each of the Guarantors hereby acknowledges and reaffirms the execution and delivery of its respective Guaranty (collectively, the “Guaranty”) and each other Loan Document to which it is a party, and agrees that such Loan Documents shall continue in full force and effect and continue to guarantee or secure, as applicable, all Obligations, including all indebtedness of the Borrowers to the Administrative Agent, the Lenders and the L/C Issuer arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith.

4.Representations and Warranties
.  Each Borrower makes the following representations and warranties to the Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Obligations, including indebtedness of either Borrower to Agent or the Lenders arising under the Credit Agreement or any Loan Documents, remain unpaid:
(a)Authorization.  Such Borrower has full power and authority to execute, deliver and perform this Amendment, which has been duly authorized by all proper and necessary action.  The execution and delivery of this Amendment by such Borrower will not violate the provisions of, or cause a default under, such Borrower’s Organizational Documents or any agreement to which such Borrower is a party or by which it or its assets are bound.
(b)Binding Effect.  This Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws.
(c)Consents; Governmental Approvals.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.
(d)No Events of Default.  There is, on the date hereof and after giving effect to this Amendment, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.
(e)No Material Misstatements.  Neither this Amendment nor any document delivered to the Agent or the Lenders by or on behalf of such Borrower to induce the Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
(f)Credit Agreement.  After giving effect to this Amendment, the representations and warranties of such Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.
5.Reference to and Effect on Loan Documents.
(a)Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, the Lenders and each of their successors and assigns.  The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  Each Borrower acknowledges and agrees that the Credit Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
6.Costs and Expenses
.  Borrowers agree to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Agent and the Lenders.
7.Governing Law
.  This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.  Notwithstanding the foregoing, Section 1.10(b) of this Agreement shall be governed and construed in accordance with the laws of Germany without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.
8.Headings
.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.Execution in Counterparts
.  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original (including for purposes of Section 1.2 above), but all such counterparts shall together constitute one and the same agreement.  This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects (including for purposes of Section 1.2 above) as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.

10.Electronic Execution of Assignments and Certain Other Documents
.  The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import used in this Amendment or any other documents executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further, without limiting the foregoing, upon the request of the Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[Signature Pages Follow]

Doc #11884537.9

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

ALLIENT INC.

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Chief Financial Officer

ALLIED MOTION TECHNOLOGIES B.V.

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

Accepted and agreed to this 30th day

of July, 2024.

ALLIED MOTION STOCKHOLM AB,

as Guarantor

By:  /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Specially Authorized Signatory

ALLIED MOTION CONTROL CORPORATION,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ALLIED MOTION DORDRECHT B.V.,

as Guarantor

By:  /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Director

EMOTEQ CORPORATION,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

GLOBE MOTORS, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ALLIED MOTION PORTUGAL, LDA.,

as Guarantor

By:  /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Manager

HEIDRIVE GMBH,

as Guarantor

By:  /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Managing Director

STATURE ELECTRIC, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ALLIED MOTION TWINSBURG, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

TCI, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

MOTOR PRODUCTS CORPORATION

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

SPECTRUM CONTROLS, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ORMEC SYSTEMS CORP.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

KINETIC MACHINE DEVELOPMENT, LLC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ALIO INDUSTRIES, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

THINGAP, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

AIREX, LLC

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

SNC MANUFACTURING CO., INC.,

as Guarantor

By:  /s/ RICHARD S. WARZALA

Name:  Richard S. Warzala

Title:    President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By: /s/ ERSHAD SATTAR

Name: Ershad Sattar

Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

lenders:

hsbc bank usa, national association, as a Lender, L/C Issuer

By: /s/ RICHARD J. BROWN

Name: Richard J. Brown

Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

wells fargo bank, national association

By: /s/ SUJAY MAIYA

Name: Sujay Maiya

Title: Executive Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

citizens bank, n.a.

By: /s/ BRENDAN HOWARD

Name: Brendan Howard

Title: Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

TD BANK, N.A.

By: /s/ MEGAN O'NEILL

Name: Megan O'Neill

Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ KATHRYN M. HUTTERER

Name: Kathryn M. Hutter

Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

M&T BANK

By: /s/ PATRICK COVERT

Name: Patrick Covert

Title: SVP

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]